SUPPLEMENT DATED JUNE 13, 2005
                                               TO PROSPECTUSES DATED MAY 2, 2005

Capital Appreciation Portfolio
High Yield Bond Trust
Managed Assets Trust
Money Market Portfolio
The Travelers Series Trust:
        Convertible Securities Portfolio
        Disciplined Mid Cap Stock Portfolio
        Equity Income Portfolio
        Federated Stock Portfolio
        Federated High Yield Portfolio
        Large Cap Portfolio
        Managed Allocation Series: Aggressive Portfolio
        Managed Allocation Series: Moderate-Aggressive Portfolio
        Managed Allocation Series: Moderate Portfolio
        Managed Allocation Series: Moderate-Conservative Portfolio Managed Allocation Series: Conservative Portfolio
        Mercury Large Cap Core Portfolio
        MFS Mid Cap Growth Portfolio
        MFS Value Portfolio
        Mondrian International Stock Portfolio
        Pioneer Fund Portfolio
        Pioneer Mid Cap Value Portfolio
        Social Awareness Stock Portfolio
        Style Focus Series: Small Cap Growth Portfolio
        Style Focus Series: Small Cap Value Portfolio
        Travelers Quality Bond Portfolio
        U.S. Government Securities Portfolio
        Zero Coupon Bond Fund Portfolio (Series 2005)

The following information replaces in its entirety the information under the "Recent Developments" heading in the "Transfer Agent and Fund Administration" section for each of the above referenced prospectuses. Please retain this supplement and keep it with your prospectus for future reference.

      On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which includes the portfolios listed above ("TL&A Funds").

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in

1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management ("CAM"), the Citigroup business unit that, until the sale of Travelers Life & Annuity ("TL&A") by Citigroup to MetLife is consummated, includes each Fund's investment manager, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, TL&A and CAM reviewed the adequacy and accuracy of the disclosure provided to the TL&A Fund boards at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

      The remaining $183.7 million to be paid under the SEC order, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

      The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order. In connection with the sale of TL&A by Citigroup to MetLife, a new transfer agent contract, which will not be with a Citigroup affiliate, will be proposed to the board of the TL&A Funds.

      At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.




June 2005                                                                L-24519